UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2007

Investors Capital Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Massachusetts	1-16349	04-3284631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

     230 Broadway East
Lynnfield, MA 01940
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] (Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] (Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[] (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[] (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 6, 2007 the Registrant issued a press release, a copy of which is set forth in Exhibit 2.02 hereto, announcing financial results for the Registrant for the fiscal year ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd. By /s/ Ted Charles ___ Ted Charles, President

Date: July 06, 2007